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                                                                   Exhibit 10.31

                                FOURTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

     THIS Fourth Amendment to Loan and Security (the "Fourth Amendment") is dated as of this, 25th day of August, 2005, by and among COMMERCE BANK, N.A. (the "Lender") and U.S. VISION, INC., a Delaware corporation ("US Vision"), STYL-RITE OPTICAL MFG. CO., INC., a Florida corporation ("Styl"), USV OPTICAL, INC., a Texas corporation ("USV"), and U.S. VISION HOLDINGS, INC., a Delaware corporation ("Holdings" and together with US Vision, Styl and USV, each individually, a "Borrower" and, collectively, the "Borrowers"), and 9072-8411 QUEBEC, INC. d/b/a "Optik Pro Baie 2000" ("Guarantor;" each Borrower and Guarantor, individually, an "Obligor" and, collectively, the "Obligors").

                                   BACKGROUND

     The Obligors, Health Eye Care Statistics, Inc. ("Health") and the Lender are parties to that certain Loan and Security Agreement, dated as of October 30, 2002 (the "Initial Loan Agreement"), as amended by the First Amendment thereto dated as of May 30, 2003 (the "First Amendment"), as further amended by the Second Amendment thereto dated as of April 5, [sic. 2004] (the "Second Amendment"), and as further amended by the Third Amendment thereto dated as of January 31, 2005 (the "Third Amendment", and together with the Initial Loan Agreement, the First Amendment, the Second Amendment, and this Fourth Amendment, collectively, the "Loan Agreement"). All initially capitalized terms used herein and not otherwise defined herein shall have the same meaning as ascribed to such terms in the Loan Agreement.

     US Vision and the Lender are also parties to that certain Loan and Security Agreement, dated as of September 23, 1999 (said Loan and Security Agreement, as amended, supplemented, modified and/or restated, being referred to herein as the "Real Estate Loan Agreement"), and a First Purchase Money Mortgage, Assignment of Leases, Rents and Other Income and Security Agreement (the "Mortgage", and together with the Real Estate Loan Agreement, collectively, the "Mortgage Documents", and, together with the Loan Agreement, collectively, the "Loan Documents").

     The Obligors have advised Lender that the dissolution of Health has been effected and has requested that the Lender: (i) prospectively reduce the Term Interest Rate from Nine (9%) Percent per annum to Eight (8%) Percent per annum;
(ii) waive and amend Paragraphs 7.1.3, 7.1.6 and 7.1.10 of the Initial Loan Agreement to permit the Reorganization (as hereinafter defined); and (iii) make certain amendments and other modifications to the Loan Documents, and Lender has agreed to do so expressly subject to such other terms, conditions and limitations hereinafter set forth.

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     NOW, THEREFORE, in consideration of the mutual covenants and premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Amendments to the Loan Agreement. Subject to the fulfillment of all of the conditions precedent to the effectiveness of this Fourth Amendment, as set forth in Section 4 hereof, the Loan Agreement is further amended as follows:

          1.1 Term Interest Rate. The definition of "Term Interest Rate" is hereby amended and restated as follows:

          "Term Interest Rate" means Nine (9%) Percent per annum commencing as of the extension of the Term Loan through and including the Effective Date hereof [sic. the Fourth Amendment] and Eight (8%) Percent per annum from and after the Effective Date hereof [sic. the Fourth Amendment].

          1.2 Additional Definitions. The following definitions are hereby added to the Loan Agreement:

          "2005 Reorganization" means the transactions contemplated by that certain proposed Agreement and Plan of Merger to be entered into by and among Palisade Concentrated Equity Partnership, L.P. ("Palisade"), Refac ("REFAC"), USV Merger Sub, Inc., a wholly-owned subsidiary of REFAC ("Merger Sub"), US Vision, and the other stockholders of US Vision, pursuant to which, inter alia, (A) Merger Sub shall be merged with and into US Vision (the "Merger"), and the separate existence of Merger Sub will cease and US Vision will continue as the surviving corporation and a wholly-owned subsidiary of REFAC, (B) each issued and outstanding share of the common stock of US Vision shall be converted into the right to receive a to be determined number of fully paid and nonassessable shares of common stock of REFAC at the effective time of the Merger and (C). each other issued and outstanding share of the capital stock of US Vision, as well as each share of the capital stock of US Vision owned by US Vision, shall be automatically canceled and retired at the effective time of the Merger,

          "Amended and Restated Note" means that certain Amended and Restated Term Note of even date herewith of the Borrowers in favor of the Lender, which amends and restates in its entirety the original Term Note dated October 30, 2002 in the original principal amount of Fifteen Million ($15,000,000) Dollars which continues to evidence the Term Loan and shall continue to constitute one of the Notes.

          1.3 Amendments to Certain Negative Covenants. The following


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Paragraphs as set forth in the Initial Loan Agreement are each hereby respectively amended and restated as follows:

               7.1.3 Combination; Merger. Other than as contemplated by the Transaction Documents and the 2005 Reorganization, enter into proceedings in total or partial liquidation; merge, combine or consolidate with or into any unaffiliated entity, or acquire all or substantially all of the assets or securities of any other Person or otherwise take any action or omit to take any action which would have a Material Adverse Effect, individually or in the aggregate, on Obligors or their business;

               7.1.6 Ownership/Management. Other than as contemplated the 2005 Reorganization, make any material change in the executive management of Obligors or materially change Obligors' corporate structure, or beneficial or legal ownership of the Obligors, including, but not limited to, any change in the shareholders, or their respective interests, except any transfers by any shareholder of any Obligor as of the date hereof to (a) any Person that has an equity or other ownership interest in any shareholder of any Obligor as of the date hereof; (b) any dependent of any shareholder of any Obligor as of the date hereof or a trust formed for the benefit of any such dependent of any shareholder of any Obligor as of the date hereof of, in any of the Obligors;

               7.1.10 Transactions with Affiliates. Other than as contemplated the 2005 Reorganization, enter into any transaction or transactions with any Affiliate for less than full value or on terms or conditions less favorable than could be obtained in an arm's length transaction with a third party or make any loan or advance to, or guaranty any obligation of Debt of, any Affiliate; and

          1.4 Additional Reporting Requirements. The following is added to the end of Section 6.1 of the Loan Agreement:

          6.1.27 Information in respect of REFAC. As and when filed with the SEC, cause REFAC to deliver to the Lender a true, correct and complete copy of all filings therewith.

          6.1.28 The 2005 Reorganization Closing Documents. Promptly after the consummation of the transactions contemplated by the 2005 Reorganization, but in all events within ten (10) days thereafter, deliver to the Lender a closing binder of all material documents evidencing the consummation of the transactions contemplated thereby, certified by a duly authorized officer of the Borrowers, REFAC and Palisade as being a true, correct and complete copy of such documents, together with an amended Schedule 5.1.17 to the Loan Agreement.

          1.5 Additional Event of Default. The following shall be added as Paragraph 8.1.13 to Section 8.1 of the Loan Agreement as an additional Event of Default, and the remaining Paragraph shall be renumber sequentially:

          8.1.13 Palisade shall either (a) become the beneficial owner of less than 50.01% of the voting common stock of REFAC and otherwise cease to effectively control the management of REFAC or (b) become the beneficial owner of less than 40% of the voting common stock of REFAC.


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     2. Ratification of Loan Documents. Except as expressly provided herein, each of the terms, conditions and provisions set forth in the respective Loan Documents are hereby ratified and confirmed herein in full.

     3. Representations and Warranties of the Borrower. Each of the Obligors represents and warrants to Lender each and all of the following:

          3.1 Each and all of the representations and warranties as set forth in the Loan Agreement, the Mortgage Documents and the other Loan Documents are true, correct and complete in all material respects as of the date hereof except as such representations and warranties expressly relate to a different date. It is the express intention of the Obligors to hereby ratify, confirm and republish such representations and warranties as if set forth herein in full;

          3.2 With respect to each of the Obligors none of their respective articles of incorporation, bylaws or other organizational documents, nor their respective qualifications to do business have changed in any respect since the certification thereof was delivered to the Lender on or about October 20, 2002 (except as may have otherwise been amended or modified in connection with the transactions contemplated by either the First Amendment, the Second Amendment, or Third Amendment heretofore delivered to the Lender) in connection with the closing under the Loan Agreement and that each is presently in full force and effect;

          3.3 Each Obligor has full power and authority to execute and deliver this Fourth Amendment and the other Loan Documents, as amended hereby, and this Fourth Amendment and the other Loan Documents to be executed and delivered in connection herewith constitute the legal, valid and binding joint and several obligations of the Obligors parties thereto, enforceable against each of the Obligors in accordance with their respective terms;

          3.4 No authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Agency or other Person (other than the consent of the respective Board of Directors of each Obligor), is required for the execution, delivery or performance by Obligors of this Fourth Amendment; and

          3.5 Each Obligor has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof, including, without limitation, the SEC and all applicable state securities regulatory agencies (each a "Blue Sky Agency"), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, audit, or notice has been filed or commenced, or to the knowledge of any of the Obligors threatened, against any Obligor, or any of their respective officers, directors or shareholders, alleging any failure so to comply. No disciplinary proceeding with respect to any Obligor or any Obligor's respective officers is pending before the SEC or any Blue Sky Agency. To the knowledge of the Obligors, there are no facts which, if known by a potential claimant or


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Governmental Authority, could give rise to a claim or proceeding which, if asserted or conducted, the results would be unfavorable to any of the Obligors; and

          3.6 Accuracy of Representations; No Default. Except as set forth in amended and restated Schedules 3.1.3 [Liens], 5.1.5 [Leases], 5.1.6 [Sales Volumes by Location] and 5.1.17 [Stock Ownership], each of which are attached hereto and made a part hereof, the information set forth in each of the Loan Documents is complete and accurate in all material respects and contains full and complete disclosure of all pertinent information in connection with Obligors. None of such information contains any untrue statement of a material fact or omits to state a material fact necessary to make the information contained herein or therein not misleading or not incomplete. No Event of Default or Potential Default hereunder, or under any other Loan Document, has occurred.

     4. Conditions Precedent to the effectiveness of the Amendments and to Lender's Consents. As conditions precedent to the effectiveness of this Fourth Amendment, Obligors shall deliver or cause to be delivered to Lender, executed where applicable and in form and substance satisfactory to Lender and its counsel, in addition to this Fourth Amendment, the following documents, instruments and agreements and the following conditions shall have been satisfied:

          4.1 The representations and warranties set forth herein and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except as such representations and warranties relate to a different date;

          4.2 No Event of Default or Potential Default shall have occurred and be continuing hereunder or under any other Loan Document;

          4.3 No Material Adverse Change shall have occurred since May 31, 2005;

          4.4 Borrowers shall have executed and delivered to Lender the Amended and Restated Note;

          4.5 Payment of all Lender's Costs in connection with the negotiation, drafting and closing of the transactions contemplated hereby accrued to the date of the execution hereof, together with all reasonably anticipated Lender's Costs to be reasonably incurred in connection with all post closing items. Obligors authorize Lender to deduct such Lender's Costs from the Line and agree to indemnify and hold Lender harmless from and against any and all claims, other than claims arising from Lender's willful misconduct or gross negligence, for any such Lender's Costs;

          4.6 The Lender shall have obtained such approvals internal and otherwise, including, but not limited to the Board of Directors of the Lender and the Lender's holding company; as are required by law, and as the Lender may otherwise deem necessary or appropriate;


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          4.7 Lender shall have obtained the written consent and/or a
Termination of Participation Agreement in form and substance acceptable to the Lender, from each of Lender's participants in the Loans; and

          4.8 Obligors will have delivered to Lender such additional documents or instruments as Lender may reasonably require.

     5. Miscellaneous. Other than Section 9.5, the provisions of Article 9 of the Loan Agreement are hereby incorporated herein and made a part hereof as if set forth herein in full, and all references therein to the Loan Agreement shall be deemed to include the Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and further amended by this Fourth Amendment. This Fourth Amendment may be executed in counterpart and delivered by facsimile, each of which shall constitute and original and collectively one and the same agreement.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, intending to be legally bound hereby, Obligors and
Lender have executed this Agreement under seal, intending to be legally bound hereby, the day and year first above written.

BORROWERS / OBLIGORS:                   GUARANTORS / OBLIGORS:

U.S. VISION, INC.                       9072-8411 QUEBEC, INC.
                                        d/b/a "Optik Pro Baie 2000"


By: /s/ Carmen J. Nepa III              By: /s/ Carmen J. Nepa III
    ---------------------------------       ----------------------------------
    Carmen J. Nepa III,                     Carmen J. Nepa III,
    Executive Vice President                Executive Vice President
    and Chief Financial Officer             and Chief Financial Officer


STYL-RITE OPTICAL MFG. CO., INC.


By: /s/ William A. Schwartz, Jr.
    ---------------------------------
    William A. Schwartz, Jr.,
    President


                                        LENDER:

USV OPTICAL, INC.                       COMMERCE BANK, N.A.


By: /s/ Carmen J. Nepa III              By: /s/ Gerard L. Grady
    ---------------------------------       ------------------------------------
    Carmen J. Nepa III,                     Gerard L. Grady,
    Executive Vice President                Vice President
    and Chief Financial Officer


U.S. VISION HOLDINGS, INC.


By: /s/ Carmen J. Nepa III
    ---------------------------------
    Carmen J. Nepa III,
    Chief Financial Officer


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